Exhibit (10) R.

NOTICE OF AWARD OF NON-QUALIFIED STOCK OPTIONS

GRANTED TO ________________

EFFECTIVE DECEMBER 10, 2004

PURSUANT TO THE

2000 OMNIBUS LONG-TERM COMPENSATION PLAN

APPROVED BY:

The Executive Compensation and
Development Committee on
December __, 2004

NOTICE OF AWARD OF NON-QUALIFIED STOCK OPTIONS
GRANTED TO _______________
EFFECTIVE DECEMBER 10, 2004
PURSUANT TO THE
2000 OMNIBUS LONG-TERM COMPENSATION PLAN

1.

Background.  Under Article 8 of the 2000 Omnibus Long-Term Compensation Plan (the “Plan”), the Committee may award non-qualified stock options of the Company’s Common Stock to Kodak’s non-employee Directors, subject to such terms, conditions and restrictions as it deems appropriate.

2.

Award.  The Committee granted, effective December 10, 2004 (the “Grant Date”), ____________ (the “Participant”) an award of one thousand five hundred (1,500) non-qualified stock options (the “Award”).  One option provides for the ability to purchase a single share of Common Stock.  The Award is granted under the Plan, subject to the terms and conditions of the Plan and those set forth in this Notice of Award of Non-Qualified Stock Options (“Award Notice”).

3.	Terms and Conditions of Award. The following terms and conditions will apply to the Award:

(a)

Option Price.  The option price for the options evidenced by this Award Notice will be the mean between the high and low at which Kodak Common Stock trades on the New York Stock Exchange on the Grant Date, i.e., $_________.

(b)

Duration of Option.  Subject to Section 3(i) below, each option will expire at the close of business December 9, 2014, unless sooner terminated or forfeited in accordance with the terms and conditions of this Award Notice or the Plan.

	(c)	Vesting. No option will be exercisable prior to the date on which it vests. The options will all vest on the first anniversary of the Grant Date.

The options must be exercised by written notice to Kodak stating the number of options to be exercised.

(d)

Payment of Option Price.  The option price for the shares for which the Participant exercises an option must be paid by the Participant on the date the option is exercised in cash, in shares of Common Stock owned by the Participant, or a combination of the foregoing.  Any share of Common Stock delivered in payment of the option price will be valued at its Fair Market Value on the date of exercise.

(e)

Rights as a Shareholder.  The Participant will not have any of the rights of a shareholder with respect to the shares of Common Stock covered by an option except to the extent one or more certificates for such shares will be delivered to him or her upon the exercise of such option.

(f)

Broker Assisted Exercise.  The Participant may, subject to Section 5 hereof, exercise any option granted to him or her under this Award Notice by way of the Company’s broker-assisted stock option exercise program, to the extent such program is available at the time of such exercise.

(g)	Cessation of Board Membership.

(i)

Forfeiture.  If the Participant’s Board membership terminates for any reason, other than for an Approved Reason or death or Retirement, prior to the first anniversary of the Grant Date, the Participant will immediately forfeit all of the stock options granted to him or her under this Award Notice.  If the Participant’s Board membership terminates for an Approved Reason or death or Retirement, the options will, unless sooner forfeited in accordance with another provision of this Award Notice or the provisions of the Plan, expire on the date set forth in Section 3(b) above.

(ii)

Vesting.  Notwithstanding Section 3(c) above to the contrary, if the Participant dies prior to the vesting of all of the stock options granted to him or her under this Award Notice, all of such unvested options will immediately vest on the date of the Participant’s death and may be exercised, subject to the Plan’s terms and conditions, at any time between such date and the date such options are scheduled to expire under Section 3(b) above.

	(h)	Exercise Upon Expiration.

(i)

Notwithstanding Section 3(b) hereof to the contrary, if on the options’ scheduled expiration date (A) any options remain unexercised and (B) the Fair Market Value of a share of Common Stock exceeds the option price, then the provisions of Section 3(h)(ii) below will apply.

(ii)

The Participant may exercise any of his or her unexercised options as of the date they are scheduled to expire, unless already forfeited under the terms and conditions of this Award Notice or the Plan, by providing written notice thereof to Kodak within sixty (60) days after such scheduled expiration date.  In such event, the options will, for purposes of this Award Notice and the Plan, be treated as exercised prior to the close of business on their scheduled expiration date; provided, however, the Participant will not be the record owner of the shares acquired upon exercise of such options until the one or more certificates for the shares have been delivered to the Participant.  The strike price of any options exercised pursuant to the provisions of this Section 3(h) will be the mean between the high and low at which the Common Stock trades on the New York Stock Exchange on the options’ scheduled expiration date, or, if such day is not a trading day, the immediately preceding trading day.

(iii) Notwithstanding Section 3(f) above to the contrary, any options exercised pursuant to this Section 3(h) may not be exercised by way of the Company’s broker-assisted stock option program.

4.	Definitions.

(a)

Any defined term used in this Award Notice, other than those set forth in Section 4(b) below, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

	(b)	The following definitions will apply to this Award Notice:

(i)

Approved Reason.  A termination of Board membership will be identified as an “Approved Reason” if, in the opinion of the Committee in its sole discretion, it is in the best interest of the Company to do so.

(ii)

Fair Market Value.  “Fair Market Value” means the opening price of the Common Stock on the New York Stock Exchange on the relevant date; provided, however, if the Common Stock is not traded on the relevant date, then the opening price on the immediately preceding date on which the Common Stock is traded.

(iii) Retirement. The term “Retirement” means voluntary cessation of the Participant’s Board membership on or after the Participant’s 70th birthday.

5.

Section 16 of the Exchange Act.  In order to avoid any Exchange Act violations, the Committee may, at any time and from time to time, impose additional restrictions upon the Award, including, but not by way of limitation, restrictions regarding the Participant’s ability to exercise options under the Company’s broker-assisted stock option exercise program.

6.	Non-Assignability.

	(a)	In General. Except as specified in Section 6(b), the Award shall not in any manner be subject to alienation, anticipation, sale, transfer, assignment, pledge or encumbrance.

	(b)	Transfers. The stock options granted pursuant to this Award Notice are transferable in accordance with, and subject to, the terms and conditions set forth in Section 19.1(b) of the Plan.

7.

Effect of Award Notice.  This Award Notice, including its reference to the Plan, constitutes the entire understanding between the Company and the Participant concerning the Award and supersedes any prior notices, letters, statements or other documents issued by the Company relating to the Award and all prior agreements and understandings between the Company and the Participant, whether written or oral, concerning the Award.

8.	Miscellaneous.

(a)

Headings.  The headings of the Sections of this Award Notice have been prepared for convenience and reference only and shall not control, affect the meaning, or be taken as the interpretation of any provision of the Award Notice.

(b)

Applicable Law.  All matters pertaining to this Award Notice (including its interpretation, application, validity, performance and breach) shall be governed by, construed and enforced in accordance with the laws of the State of New York (except as superseded by applicable Federal Law) without giving effect to principles of conflicts of laws.

	(c)	Amendment. The Committee may, from time to time, amend this Award Notice in any manner.

9.

Administration.  The Committee shall have full and absolute authority and discretion, subject to the provisions of the Plan, to interpret, construe and implement this Award Notice, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary, appropriate or advisable for its administration.  All such Committee determinations shall be final, conclusive and binding upon any and all interested parties and their heirs, successors, and personal representatives.

NOTICE OF AWARD OF RESTRICTED STOCK

GRANTED TO ___________

DECEMBER 10, 2004

PURSUANT TO THE

2000 OMNIBUS LONG-TERM

COMPENSATION PLAN

APPROVED BY:

Executive Compensation and
Development Committee
December ___, 2004

NOTICE OF AWARD OF RESTRICTED STOCK
GRANTED TO ___________
DECEMBER 10, 2004
PURSUANT TO THE
2000 OMNIBUS LONG-TERM
COMPENSATION PLAN

1.

Background.  Under Article 10 of the 2000 Omnibus Long-Term Compensation Plan (the “Plan”), the Committee may, among other things, award restricted shares of Kodak’s Common Stock to Kodak’s non-employee Directors, subject to such terms, conditions and restrictions, as it deems appropriate.

2.

Award.  Effective December 10, 2004 (the “Grant Date”), the Committee granted to ______________________ (the “Participant”) an Award of one thousand five hundred (1,500) restricted shares of Common Stock (“Restricted Shares”).  This Award was granted under the Plan, subject to the terms and conditions of the Plan and those set forth in this Notice of Award of Restricted Stock (“Award Notice”).  To the extent there are any inconsistencies between the terms of the Plan and this Award Notice, the terms of the Plan will control.

3.	Terms and Conditions of Restricted Shares. The following terms and conditions will apply to the Restricted Shares:

(a)

Issuance.  The Restricted Shares awarded to the Participant will be evidenced by a book entry recorded by Kodak’s transfer agent in an account established by the transfer agent on behalf of the Participant.  This book entry will indicate that the Restricted Shares are restricted under the terms of this Award Notice.  The Participant will be a shareowner of all the shares represented by this book entry.  As such, the Participant will have all the rights of a shareowner with respect to the Restricted Shares, including but not limited to, the right to vote such shares and to receive all dividends and other distributions (subject to Section 3(b)) paid with respect to them, provided, however, that the Restricted Shares will be subject to the restrictions in Section 3(d).

(b)

Stock Splits, Dividends, etc.  If under Section 6.2 of the Plan, entitled “Adjustment to Shares,” the Participant, as the owner of the Restricted Shares, becomes entitled to new, additional, or different shares of stock or securities: (i) Kodak’s transfer agent will adjust its book entry for the Participant to reflect such new, additional, or different shares of stock or securities; and (ii) such new, additional, or different shares of stock or securities will be subject to the restrictions provided for in Section 3(d) below.

(c)

Restriction Period.  The Restricted Shares will be subject to one “Restriction Period.”  The Restriction Period for the Restricted Shares will begin on the Grant Date and terminate upon the earlier of: (i) Retirement; (ii) death; (iii) cessation of Board membership for an Approved Reason; or (iv) the first anniversary of the Grant Date.

	(d)	Restrictions on Restricted Shares. The restrictions to which the Restricted Shares are subject are:

(i)

Nonalienation.  During their Restriction Period, the Restricted Shares may not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of except by will or the laws of descent and distribution.  Any attempt by the Participant to dispose of a Restricted Share in any such manner will result in the immediate forfeiture of such Restricted Share and all other Restricted Shares then held by Kodak’s transfer agent on the Participant’s behalf.

(ii)

Continuous Board Membership.  The Participant must remain continuously a member of Kodak’s Board of Directors throughout the Restriction Period in order to receive the Restricted Shares that are subject to that Restriction Period.

(e)

Lapse of Restrictions.  The restrictions set forth in Section 3(d) above, with respect to a Restricted Share, will, unless the Restricted Share is forfeited sooner, lapse upon the expiration of such Restricted Share’s Restriction Period.

4.

Cessation of Board Membership.  If the Participant’s Board membership ceases during the Restriction Period for any reason other than due to Retirement, death or an Approved Reason, the Participant will immediately forfeit all of the Restricted Shares.

5.

Issuance of Shares of Common Stock.  Upon the lapse of the Restriction Period, Kodak will, unless the Restricted Shares are sooner forfeited, promptly instruct its transfer agent to reflect on its books those Restricted Shares that are no longer restricted.  The transfer agent will then deliver to the Participant a stock certificate for the number of unrestricted shares held in the Participant’s account.

6.	Definitions.

(a)

Any defined term used in this Award Notice, other than that set forth in Section 6(b) below, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

	(b)	The following definitions will apply to this Award Notice:

(i)

Approved Reason.  A termination of Board membership will be identified as an “Approved Reason” if, in the opinion of the Committee in its sole discretion, it is in the best interest of the Company to do so.

		(ii)	Retirement. The term “Retirement” means voluntary cessation of the Participant’s Board membership on or after the Participant’s 70th birthday.

7.

Effect of Award Notice.  This Award Notice, including its reference to the Plan, constitutes the entire understanding between the Company and the Participant concerning the Award and supersedes any prior notices, letters, statements or other documents issued by the Company relating to the Award and all prior agreements and understandings between the Company and the Participant, whether written or oral, concerning the Award.

8.

Administration.  The Committee will have full and absolute authority and discretion, subject to the provisions of the Plan, to interpret, construe and implement this Award Notice, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary, appropriate or advisable for its administration.  All such Committee determinations will be final, conclusive and binding upon any and all interested parties and their heirs, successors, and personal representatives.

9.	Miscellaneous.

(a)

Headings.  The headings of the Sections of the Award Notice have been prepared for convenience and reference only and will not control, affect the meaning, or be taken as the interpretation of any provision of the Award Notice.

(b)

Applicable Law.  This Award Notice, and its interpretation and application, will be governed and controlled by the laws of the State of New York (except as superseded by applicable Federal Law), applicable as though to a contract made in New York by residents of New York and wholly to be performed in New York without giving effect to principles of conflicts of laws.

	(c)	Amendment. The Committee may, from time to time, amend this Award Notice in any manner.

10.

Tax Consequences.  No person connected with this Award Notice in any capacity, including, but not limited to, Kodak and its Subsidiaries and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the Award.